Exhibit 10.28
EXECUTION VERSION
FIRST AMENDMENT TO LUXCO COMMODITIES PURCHASE FACILITIES
DOCUMENTS
AND
THIRD AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS
Dated as of July 26, 2007
     This FIRST AMENDMENT TO LUXCO COMMODITIES PURCHASE FACILITIES DOCUMENTS AND THIRD AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS (this “Amendment”) is among TENSAR HOLDINGS, INC. (“Tensar Holdings”) TENSAR CORPORATION, LLC (“Tensar”), TCO FUNDING CORP. (“TCO”), TTC HOLDINGS S.a.r.l. (“Luxco”) and CREDIT SUISSE as administrative agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS:
     A. Tensar, Tensar Holdings, TCO and the Administrative Agent entered into a Lease and License Financing Purchase Option Agreement, dated as of October 31, 2005 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Lease Agreement”) and Tensar, Tensar Holdings, TCO, the Administrative Agent and certain other parties thereto, entered into a Working Capital Murabaha Facility Agreement, dated as of October 31, 2005 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Commodities Purchase Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease Agreement, and, if not defined therein, in the Commodities Purchase Agreement;
     B. Tensar Holdings, TCO, Luxco, Arcapita Investment Funding Limited, as agent for TCO, AIA Limited as agent for Luxco, and the Administrative Agent entered into a Murabaha Facility Agreement, dated as of June 22, 2006 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Luxco Commodities Purchase Agreement”); and
     C. Tensar Holdings and Tensar have requested that TCO and the Administrative Agent amend the Lease Agreement, the Commodities Purchase Agreement, the Luxco Commodities Purchase Agreement and certain related documentation in connection with a reorganization of the Tensar Parties.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Lease Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof:
          (a) Schedule 1 of the Lease Agreement is hereby amended to add the following new defined term in appropriate alphabetical order:
“Tensar International” shall mean Tensar International Corporation, a Delaware corporation.

          (b) The definition of “Asset Sale” set forth in Schedule 1 to the Lease Agreement is hereby amended and restated as follows:
“Asset Sale” shall mean the sale, lease, sub-lease, license, sub-license, sale and leaseback, assignment, conveyance, transfer, issuance or other disposition (by way of merger, casualty, condemnation or otherwise) by (x) any Tensar Party (other than Luxco and its subsidiaries) or any Subsidiaries (other than Luxco and its subsidiaries) to any person (other than Tensar or any Subsidiary Guarantor) or (y) Luxco or any of its subsidiaries to any person (other than Tensar Holdings, Tensar or any subsidiary of Tensar Holdings which is a Guarantor) of (a) any Equity Interests of any of the Subsidiaries or (b) any other assets of any Tensar Party or any of the Subsidiaries, including Equity Interests of any person that is not a Subsidiary; provided that any asset sale or series of related asset sales described in clause (b) above having a value not in excess of $250,000 shall be deemed not to be an “Asset Sale” for purposes of this Agreement.
          (c) The definition of “Change in Control” set forth on Schedule 1 of the Lease Agreement is hereby amended to amend and restate clause (d) therein as follows:
(d) Tensar Holdings shall at any time fail to own directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Holdings, Holdings shall fail to own directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Tensar, or Tensar Holdings shall fail to own, directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Luxco, in each case, free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement, the Luxco Security Documents or by the Second Lien Commodities Purchase Facility Documents);
          (d) The definition of “Consolidated Fixed Charges” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“Consolidated Fixed Charges” shall mean, for any period, without duplication, the sum of (a) Consolidated Financing Expense for such period paid in cash, (b) the aggregate amount of scheduled Acquisition Cost payments in respect of the Leased Assets or scheduled payments (whether or not made) during such period to reduce the unpaid stated amount in respect of long term Financing Obligations (including Purchase Price obligations under the Luxco Commodities Purchase Facility (to the extent the Purchase Price for any Metals Transaction thereunder is less than the Purchase Price for the immediately preceding Metals Transaction, Capital Lease Obligations and Synthetic Lease Obligations, but excluding payments applied to Purchase Price under the Commodities Purchase Facility) of Tensar Holdings and its Subsidiaries, (c) Capital Expenditures for such period, less Capital Expenditures incurred in connection with the new BX geogrid manufacturing line in Morrow, Georgia, and (d) the aggregate amount of Taxes paid in cash (net of refunds received with respect to such Taxes) payable by Holdings and its Subsidiaries during such period in accordance with Section 1.06(iii)(y) of Schedule 4.
          (e) The definition of “Consolidated Net Income” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“Consolidated Net Income” shall mean, for any period, the net income or loss of Tensar Holdings and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Subsidiary of Tensar Holdings to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not at the time permitted by operation of the terms of any agreement, instrument, or Requirement of Law applicable to such Subsidiary, (b) the income or loss of any person accrued prior to the date it becomes a Subsidiary of Tensar Holdings or is merged into or consolidated with Tensar Holdings or any of its Subsidiaries or the date that such person’s assets are acquired by Tensar Holdings or any of its Subsidiaries, (c) the income of any person (other than a Subsidiary of Tensar Holdings) in which any other person (other than Tensar Holdings or a wholly owned Subsidiary of Tensar Holdings or any director holding qualifying shares in accordance with applicable law) has an interest, except to the extent of the amount of dividends or other distributions actually paid to Tensar Holdings or a wholly owned Subsidiary thereof by such person during such period, (d) any gains attributable to sales of assets out of the ordinary course of business and (e) the Consolidated Net Income of the Merex Companies shall be excluded.
          (f) The definition of “Excess Cash Flow” set forth on Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“Excess Cash Flow” shall mean, for any fiscal year of Tensar Holdings, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year and (ii) the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year over (b) the sum, without duplication, of (i) the amount of any Taxes payable (net of refunds received with respect to such Taxes in such fiscal year) in cash by Holdings and its Subsidiaries with respect to such fiscal year, (ii) Consolidated Financing Expense for such fiscal year payable in cash, (iii) Capital Expenditures made in cash in accordance with Section 1.10 of Schedule 4 during such fiscal year, except to the extent financed with the proceeds of Financing Obligations, equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA, (iv) permanent repayments of Financing Obligations (other than mandatory prepayments of Acquisition Cost pursuant to the terms of the Put Option Letter or mandatory prepayments of Purchase Price pursuant to Section 3.6 of the Luxco Commodities Purchase Agreement) permitted hereunder made by Tensar Holdings and its Subsidiaries during such fiscal year, but only to the extent that such prepayments by their terms cannot be redrawn and do not occur in connection with a refinancing of all or any portion of such Financing Obligations and (v) the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year.
          (g) The definition of “Guarantee and Collateral Agreement” set forth in Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“Guarantee and Collateral Agreement” shall mean the First Lien Guarantee and Collateral Agreement, dated as of October 31, 2005, among TCO, Credit Suisse, Tensar Holdings and the Subsidiaries party thereto (as the same amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof).

          (h) Clause (i) of The definition of “Material Obligations” set forth on Schedule 1 of the Lease Agreement is hereby amended and restated as follows:
“(i) all Financing Obligations of the Tensar Parties with respect to any Commodities Purchase Facility Document, any Second Lien Commodities Purchase Facility Document or any Tensar Holdings Commodities Purchase Facility Document”.
          (i) The definition of “Permitted Acquisition” set forth on Schedule 1 of the Lease Agreement is hereby amended by (i) replacing the phrase “Tensar or any of its Subsidiaries” in first line thereof with the phrase “any Subsidiary of Holdings” and (ii) inserting the word “Holdings” immediately after the word “Tensar” in clause (ii) (B) and clause (iv) of the proviso therein.
          (j) Section 1.08 of Schedule 2 of the Lease Agreement is hereby amended to amend and restate the last sentence therein as follows:
“Holdings is a wholly owned subsidiary of Tensar Holdings and Tensar is an indirect wholly owned subsidiary of Holdings.”
          (l) Section 1.01(c) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(c) unsecured intercompany Financing Obligations (i) of Tensar Holdings and its Subsidiaries to the extent permitted by Section 1.04(a) of this Schedule 4 and (ii) of Tensar Holdings and its Subsidiaries to the extent permitted by Section 1.04(1) of this Schedule 4, so long, in each case, as such Financing Obligations are subordinated to the Obligations pursuant to the Affiliate Subordination Agreement or such other subordination agreement as is reasonably acceptable to TCO and any interest of Luxco or any Guarantor thereunder is pledged to TCO pursuant to the Security Documents;”
          (1) Section 1.01(f) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(f) Financing Obligations of any person that becomes a Subsidiary of Tensar Holdings after the date hereof; provided that (i) such Financing Obligations exist at the time such person becomes a Subsidiary and is not created in contemplation of or in connection with such person becoming a Subsidiary, (ii) immediately before and after such person becomes a Subsidiary, no Default or Event of Default shall have occurred and be continuing and (iii) the aggregate principal amount of Financing Obligations permitted by this Section 1.01(f) shall not exceed $4,000,000 at any time outstanding;”
          (m) Section 1.02(a) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(a) Liens on property or assets of Tensar Holdings and its Subsidiaries existing on the date hereof and set forth in Annex 2 of this Schedule 4; provided that such Liens shall secure only those obligations which they secure on the date hereof and refinancings, extensions, renewals and replacements thereof permitted hereunder;”
          (n) Section 1.02(c) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(c) any Lien securing Financing Obligations permitted by Section 1.01(f) of this Schedule 4 existing on any property or asset prior to the acquisition thereof by Tensar Holdings or any Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien does not apply to any other property or assets of Tensar Holdings or any of the Subsidiaries and (iii) in the case of Mortgaged Property, such Lien does not (A) materially interfere with the use, occupancy and operation of any Mortgaged Property, (B) materially reduce the fair market value of such Mortgaged Property but for such Lien or (C) result in any material increase in the cost of operating, occupying or owning or leasing such Mortgaged Property;”
          (o) Section 1.02(h) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the properly subject thereto or interfere with the ordinary conduct of the business of Tensar Holdings or any of its Subsidiaries or the ability of any of Tensar Holdings or any of its Subsidiaries to utilize such property for its intended purpose;”
          (p) Section 1.02(i) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:

“(i) Liens securing Financing Obligations, in an amount not to exceed $4,000,000 at any time outstanding, incurred to finance the acquisition (or construction) of fixed or capital assets by Tensar Holdings or any of its Subsidiaries; provided that (i) such security interests are incurred, and the Financing Obligations secured thereby is created, within 90 days after such acquisition (or construction), (ii) such Liens do not at any time encumber any property other than the property financed by such Financing Obligations and (iii) the amount of Financing Obligations secured thereby is not increased;”
          (q) Section 1.02(k) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(k) any interest or title of a lessor or sublessor under any lease entered into by Tensar Holdings or any of its Subsidiaries in the ordinary course of business and covering only the assets so leased;”
          (r) Section 1.04(a) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(a) (i) Investments by Tensar Holdings, Holdings, Tensar International, Tensar and the Subsidiaries existing on the date hereof in the Equity Interests of Holdings, Tensar International, Tensar and the Subsidiaries and (ii) additional Investments by Tensar Holdings, Holdings, Tensar International, Tensar and the Subsidiaries in the Equity Interests of Holdings and its Subsidiaries; provided that (A) any such Equity Interests held by a Tensar Party shall be pledged pursuant to the Guarantee and Collateral Agreement, (B) the aggregate amount of Investments by the Tensar Parties (other than Luxco and its Subsidiaries) in Subsidiaries of Holdings that are not Subsidiary Guarantors shall not exceed $14,000,000, at any time outstanding; provided that the aggregate amount of Investments in Subsidiaries of Holdings other than Luxco or the Luxco Subsidiary Guarantors shall not exceed $4,000,000, at any time outstanding and (C) if such Investment shall be in the form of a loan or advance, such loan or advance shall be unsecured and subordinated to the Obligations pursuant to an Affiliate Subordination Agreement and, if such loan or advance shall be made by a Tensar Party, it shall be evidenced by a promissory note pledged to TCO pursuant to the Guarantee and Collateral Agreement;”

          (s) Section 1.04(l)(i) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(i) to Tensar Holdings to the extent Holdings may pay dividends to Tensar Holdings pursuant to Section 1.06 of this Schedule 4 (and in lieu of paying such dividends) and”
          (t) Section 1.04(m) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(m) in addition to Investments permitted by clauses (a) through (1) above, additional Investments by Holdings and its Subsidiaries so long as the aggregate amount invested, loaned or advanced pursuant to this clause (m) (determined without regard to any write-downs or write-offs of such investments, loans and advances) does not exceed $4,000,000 in the aggregate.”
          (u) Section 1.05(a) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(a) the sale by Tensar Holdings and its Subsidiaries of inventory in the ordinary course of business;”
          (v) Section 1.05(b) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(b) the sale or discount by Tensar Holdings or any of its Subsidiaries in each case without recourse and in the ordinary course of business of overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing transaction);”
          (w) Section 1.05(h) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(h) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing, (w) the merger or consolidation of any wholly owned Subsidiary of Holdings into or with Holdings in a transaction in which Holdings is the surviving corporation, (x) the merger or consolidation of any wholly owned Subsidiary of Holdings into or with any other wholly owned Subsidiary of Holdings in a transaction in which the surviving entity is a wholly owned Subsidiary of Holdings and no person other than Holdings or a wholly owned Subsidiary receives any consideration (provided that if any party to any such transaction is (A) a Tensar Party, the surviving entity of such transaction shall be a Tensar Party and (B) a Domestic Subsidiary, the surviving entity of such transaction shall be a Domestic Subsidiary), (y) Permitted Acquisitions by Holdings or any of its Subsidiaries (otherwise permitted by Section 1.04(h) of this Schedule 4), and (z) the sale, lease, sub-lease, license, sub-license or other disposition of any part of its business, assets or property (except any Equity Interests of Tensar Holdings) so long as (i) such sale, lease, sub-lease, license, sub-license or other disposition is for consideration at least 80% of which is cash (and no portion of the remaining consideration shall be in the form of Financing Obligations of Holdings or any of its Subsidiaries), (ii) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased, licensed or disposed of and (iii) the fair market value of all assets sold, transferred, leased, licensed or disposed of pursuant to this clause (z) shall not exceed $40,000,000 in the aggregate.”
          (x) Section 1.06(a) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
(a) Declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment (including pursuant to any Synthetic Purchase Agreement), or incur any obligation (contingent or otherwise) to do so; provided, however, that (i) any wholly-owned Subsidiary of Holdings may declare and pay dividends or make other distributions to its equity holders, (ii) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, Holdings may make distributions to Tensar Holdings so that Tensar Holdings may, repurchase its Equity Interests owned by employees of Tensar Holdings or the Subsidiaries or make payments to employees of Tensar Holdings or the Subsidiaries upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to management incentive plans or in connection with the death or disability of such employees in an aggregate amount not to exceed $2,000,000 in any fiscal year and (iii) Holdings may make Restricted Payments to Tensar Holdings (x) in an amount not to exceed, when taken together with the aggregate amount of all loans or advances made pursuant to Section 1.04(1) of this Schedule 4 for such purpose, $350,000 in any fiscal year to the extent necessary to pay general corporate and overhead expenses incurred by Tensar Holdings in the ordinary course of business and (y) in an amount necessary to pay the Tax liabilities of Tensar Holdings directly attributable to (or arising as a result of) the operations of Holdings and its Subsidiaries; provided that (A) the amount of such dividends pursuant to clause (iii)(y) shall not exceed the amount that Holdings and its Subsidiaries would be required to pay in respect of United States Federal, State and local Taxes were Holdings and its Subsidiaries to pay such Taxes as stand-alone taxpayers and (B) all Restricted Payments made to Tensar Holdings pursuant to clause (iii) shall be used by Tensar Holdings for the purpose specified herein within 20 days of the receipt thereof.
          (y) Section 1.07 of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“Except for transactions by or among Tensar Parties and except as set forth on Annex 7 to this Schedule 4, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that (a) Tensar Holdings and any of its Subsidiaries may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to Tensar Holdings or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) Restricted Payments may be made to the extent provided in Section 1.06 of this Section 4 and (c) if no Default or Event of Default has occurred and is continuing, Holdings may pay to the Sponsor or its Affiliates (i) an annual management fee in an amount not to exceed $1,000,000 per year and (ii) deferred merger and acquisition fees earned in connection with the Acquisition, in an amount not to exceed $5,775,000 in the aggregate.”
          (z) Section 1.08(a)(ii) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(ii) with respect to Holdings, engage in any business activities, other than the business conducted by it as of the date hereof, or have any assets or liabilities other than its ownership of the Equity Interest in Tensar International, Tensar Polytechnologies, Inc., Geopier Foundation Company, Inc., Geotechnical Reinforcement Company,

Inc., North American Green, Inc. and liabilities incidental thereto, including its liabilities pursuant to the Lease/Purchase Facilities Documents and the Second Lien Commodities Purchase Facility Documents and liabilities consisting of administrative expenses of Tensar International and its Subsidiaries.”
          (aa) Section 1.08(b) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(b) With respect to the Subsidiaries of Holdings, engage at any time in any business or business activity other than the business conducted by it as of the date hereof and business activities reasonably incidental thereto. Except as permitted under this Agreement, no Tensar Party shall (i) make any changes in any of its business objective, purposes or operations that could reasonably be expected to have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described in Annex 8 to this Schedule 4 (other than as permitted or contemplated by Section 1.08(a)(i) of this Schedule 4) including the issuance or sale of any shares of Equity Interests, warrants or other securities convertible into Equity Interests or any revision of the terms of its outstanding Equity Interests (other than the issuance or sale of Equity Interest in connection with intercompany Investments otherwise permitted under Section 1.04 of this Schedule 4); or (iii) amend its charter or bylaws in a manner that would adversely affect TCO or such Tensar Party’s duty or ability to pay the Obligations.”
          (bb) Section 1.08(c) of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“(c) Enter into any Hedging Agreement other than (a) any such agreement or arrangement entered into in the ordinary course of business and consistent with prudent business practice to hedge or mitigate risks to which Tensar Holdings or any of its Subsidiaries is exposed in the conduct of its business or the management of its liabilities or (b) any such agreement entered into to hedge against fluctuations in interest rates or currency incurred in the ordinary course of business and consistent with prudent business practice; provided that in each case such agreements or arrangements shall not have been entered into for speculative purposes.”

          (cc) The first sentence of Section 1.10 of Schedule 4 of the Lease Agreement is hereby amended and restated as follows:
“Permit the aggregate amount of Capital Expenditures made by Tensar Holdings and its Subsidiaries in any period set forth below to exceed the amount set forth below for such period:”
     2. Amendments to Commodities Purchase Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof:
          (a) Schedule 1 of the Commodities Purchase Agreement is hereby amended to add the following new defined term in appropriate alphabetical order:
“Tensar International” shall mean Tensar International Corporation, a Delaware corporation.
          (b) The definition of “Asset Sale” set forth in Schedule 1 to the Commodities Purchase Agreement is hereby amended and restated as follows:
“Asset Sale” shall mean the sale, lease, sub-lease, license, sub-license, sale and leaseback, assignment, conveyance, transfer, issuance or other disposition (by way of merger, casualty, condemnation or otherwise) by (x) any Tensar Party (other than Luxco and its subsidiaries) or any Subsidiaries (other than Luxco and its subsidiaries) to any person (other than Tensar or any Subsidiary Guarantor) or (y) Luxco or any of its subsidiaries to any person (other than Tensar Holdings, Tensar or any subsidiary of Tensar Holdings which is a Guarantor) of (a) any Equity Interests of any of the Subsidiaries or (b) any other assets of any Tensar Party or any of the Subsidiaries, including Equity Interests of any person that is not a Subsidiary; provided that any asset sale or series of related asset sales described in clause (b) above having a value not in excess of $250,000 shall be deemed not to be an “Asset Sale” for purposes of this Agreement.
          (c) The definition of “Change in Control” set forth on Schedule 1 of the Commodities Purchase Agreement is hereby amended to amend and restate clause (d) therein as follows:
(d) Tensar Holdings shall at any time fail to own directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Holdings, Holdings shall fail to own directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Tensar, or Tensar Holdings shall fail to own, directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Luxco, in each case, free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement, the Luxco Security Documents or by the Second Lien Commodities Purchase Facility Documents);
          (d) The definition of “Consolidated Fixed Charges” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“Consolidated Fixed Charges” shall mean, for any period, without duplication, the sum of (a) Consolidated Financing Expense for such period paid in cash, (b) the aggregate amount of scheduled Acquisition Cost payments in respect of the Leased Assets or scheduled payments (whether or not made) during such period to reduce the unpaid stated amount in respect of long term Financing Obligations (including Purchase Price obligations under the Luxco Commodities Purchase Facility (to the extent the Purchase Price for any Metals Transaction thereunder is less than the Purchase Price for the immediately preceding Metals Transaction, Capital Lease Obligations and Synthetic Lease Obligations, but excluding payments applied to Purchase Price under the Commodities Purchase Facility) of Tensar Holdings and its Subsidiaries, (c) Capital Expenditures for such period, less Capital Expenditures incurred in connection with the new BX geogrid manufacturing line in Morrow, Georgia, and (d) the aggregate amount of Taxes paid in cash (net of refunds received with respect to such Taxes) payable by Holdings and its Subsidiaries during such period in accordance with Section 1.06(iii)(y) of Schedule 4.
          (e) The definition of “Consolidated Net Income” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“Consolidated Net Income” shall mean, for any period, the net income or loss of Tensar Holdings and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Subsidiary of Tensar Holdings to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not at the time permitted by operation of the terms of any agreement, instrument, or Requirement of Law applicable to such Subsidiary, (b) the income or loss of any person accrued prior to the date it becomes a Subsidiary of Tensar Holdings or is merged into or consolidated with Tensar Holdings or any of its Subsidiaries or the date that such person’s assets are acquired by Tensar Holdings or any of its Subsidiaries, (c) the income of any person (other than a Subsidiary of Tensar Holdings) in which any other person (other than Tensar Holdings or a wholly owned Subsidiary of Tensar Holdings or any director holding qualifying shares in accordance with applicable law) has an interest, except to the extent of the amount of dividends or other distributions actually paid to Tensar Holdings or a wholly owned Subsidiary thereof by such person during such period, (d) any gains attributable to sales of assets out of the ordinary course of business and (e) the Consolidated Net Income of the Merex Companies shall be excluded.
          (f) The definition of “Excess Cash Flow” set forth on Schedule 1 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“Excess Cash Flow” shall mean, for any fiscal year of Tensar Holdings, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year and (ii) the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year over (b) the sum, without duplication, of (i) the amount of any Taxes payable (net of refunds received with respect to such Taxes in such fiscal year) in cash by Holdings and its Subsidiaries with respect to such fiscal year, (ii) Consolidated Financing Expense for such fiscal year payable in cash, (iii) Capital Expenditures made in cash in accordance with Section 1.10 of Schedule 4 during such fiscal year, except to the extent financed with the proceeds of Financing Obligations, equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA, (iv) permanent repayments of Financing Obligations (other than mandatory prepayments of Acquisition Cost pursuant to the terms of the Put Option Letter or mandatory prepayments of Purchase Price pursuant to Section 3.6 of the Luxco Commodities Purchase Agreement) permitted hereunder made by Tensar Holdings and its Subsidiaries during such fiscal year, but only to the extent that such prepayments by their terms cannot be redrawn and do not occur in connection with a refinancing of all or any portion of such Financing Obligations and (v) the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year.
          (g) The definition of “Guarantee and Collateral Agreement” set forth in Schedule 1 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“Guarantee and Collateral Agreement” shall mean the First Lien Guarantee and Collateral Agreement, dated as of October 31, 2005, among TCO, Credit Suisse, Tensar Holdings and the Subsidiaries party thereto (as the same amended, supplemented or otherwise modified from time to time in accordance with the terms thereof).
          (h) Clause (i) of the definition of “Material Obligations” set forth on Schedule 1 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(i) all Financing Obligations of the Tensar Parties with respect to any Lease Document, any Second Lien Commodities Purchase Facility Document or any Tensar Holdings Commodities Purchase Facility Document”.
          (i) The definition of “Permitted Acquisition” set forth on Schedule 1 of the Commodities Purchase Agreement is hereby amended by (i) replacing the phrase “Tensar or any of its Subsidiaries” in first line thereof with the phrase “any Subsidiary of Holdings” and (ii) inserting the word “Holdings” immediately after the word “Tensar” in clause (ii) (B) and clause (iv) of the proviso therein.
          (j) Section 1.08 of Schedule 2 of the Commodities Purchase Agreement is hereby amended to amend and restate the last sentence therein as follows:
“Holdings is a wholly owned subsidiary of Tensar Holdings and Tensar is an indirect wholly owned subsidiary of Holdings.”
          (k) Section 1.01(c) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(c) unsecured intercompany Financing Obligations (i) of Tensar Holdings and its Subsidiaries to the extent permitted by Section 1.04(a) of this Schedule 4 and (ii) of Tensar Holdings and its Subsidiaries to the extent permitted by Section 1.04(1) of this Schedule 4, so long, in each case, as such Financing Obligations are subordinated to the Obligations pursuant to the Affiliate Subordination Agreement or such other subordination agreement as is reasonably acceptable to TCO and any interest of Luxco or any Guarantor thereunder is pledged to TCO pursuant to the Security Documents;”
          (l) Section 1.01(f) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(f) Financing Obligations of any person that becomes a Subsidiary of Tensar Holdings after the date hereof; provided that (i) such Financing Obligations exist at the time such person becomes a Subsidiary and is not created in contemplation of or in connection with such person becoming a Subsidiary, (ii) immediately before and after such person becomes a Subsidiary, no Default or Event of Default shall have occurred and be continuing and (iii) the aggregate principal amount of Financing Obligations permitted by this Section 1.01(f) shall not exceed $4,000,000 at any time outstanding;”
          (m) Section 1.02(a) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(a) Liens on property or assets of Tensar Holdings and its Subsidiaries existing on the date hereof and set forth in Annex 2 of this Schedule 4; provided that such Liens shall secure only those obligations which they secure on the date hereof and refinancings, extensions, renewals and replacements thereof permitted hereunder;”
          (n) Section 1.02(c) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(c) any Lien securing Financing Obligations permitted by Section 1.01(f) of this Schedule 4 existing on any property or asset prior to the acquisition thereof by Tensar Holdings or any Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien does not apply to any other property or assets of Tensar Holdings or any of the Subsidiaries and (iii) in the case of Mortgaged Property, such Lien does not (A) materially interfere with the use, occupancy and operation of any Mortgaged Property, (B) materially reduce the fair market value of such Mortgaged Property but for such Lien or (C) result in any material increase in the cost of operating, occupying or owning or leasing such Mortgaged Property;”
          (o) Section 1.02(h) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Tensar Holdings or any of its Subsidiaries or the ability of any of Tensar Holdings or any of its Subsidiaries to utilize such property for its intended purpose;”
          (p) Section 1.02(i) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(i) Liens securing Financing Obligations, in an amount not to exceed $4,000,000 at any time outstanding, incurred to finance the acquisition (or construction) of fixed or capital assets by Tensar Holdings or any of its Subsidiaries; provided that (i) such security interests are incurred, and the Financing Obligations secured thereby is created, within 90 days after such acquisition (or construction), (ii) such Liens do not at any time encumber any property other than the property financed by such Financing Obligations and (iii) the amount of Financing Obligations secured thereby is not increased;”
          (q) Section 1.02(k) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(k) any interest or title of a lessor or sublessor under any lease entered into by Tensar Holdings or any of its Subsidiaries in the ordinary course of business and covering only the assets so leased;”
          (r) Section 1.04(a) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:

“(a) (i) Investments by Tensar Holdings, Holdings, Tensar International, Tensar and the Subsidiaries existing on the date hereof in the Equity Interests of Holdings, Tensar International, Tensar and the Subsidiaries and (ii) additional Investments by Tensar Holdings, Holdings, Tensar International, Tensar and the Subsidiaries in the Equity Interests of Holdings and its Subsidiaries; provided that (A) any such Equity Interests held by a Tensar Party shall be pledged pursuant to the Guarantee and Collateral Agreement, (B) the aggregate amount of Investments by the Tensar Parties (other than Luxco and its Subsidiaries) in Subsidiaries of Holdings, that are not Subsidiary Guarantors shall not exceed $14,000,000, at any time outstanding; provided that the aggregate amount of Investments in Subsidiaries of Holdings other than Luxco or the Luxco Subsidiaries Guarantors shall not exceed $4,000,000, at any time outstanding and (C) if such Investment shall be in the form of a loan or advance, such loan or advance shall be unsecured and subordinated to the Obligations pursuant to an Affiliate Subordination Agreement and, if such loan or advance shall be made by a Tensar Party, it shall be evidenced by a promissory note pledged to TCO pursuant to the Guarantee and Collateral Agreement;”
          (s) Section 1.04(l)(i) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(i) to Tensar Holdings to the extent that Holdings may pay dividends to Tensar Holdings pursuant to Section 1.06 of this Schedule 4 (and in lieu of paying such dividends) and”
          (t) Section 1.04(m) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(m) in addition to Investments permitted by clauses (a) through (1) above, additional Investments by Holdings and its Subsidiaries so long as the aggregate amount invested, loaned or advanced pursuant to this clause (m) (determined without regard to any writedowns or write-offs of such investments, loans and advances) does not exceed $4,000,000 in the aggregate.”

          (u) Section 1.05(a) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(a) the sale by Tensar Holdings and its Subsidiaries of inventory in the ordinary course of business;”
          (v) Section 1.05(b) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(b) the sale or discount by Tensar Holdings or any of its Subsidiaries in each case without recourse and in the ordinary course of business of overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing transaction);”
          (w) Section 1.05(h) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(h) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing, (w) the merger or consolidation of any wholly owned Subsidiary of Holdings into or with Holdings in a transaction in which Holdings is the surviving corporation, (x) the merger or consolidation of any wholly owned Subsidiary of Holdings into or with any other wholly owned Subsidiary of Holdings in a transaction in which the surviving entity is a wholly owned Subsidiary of Holdings and no person other than Holdings or a wholly owned Subsidiary receives any consideration (provided that if any party to any such transaction is (A) a Tensar Party, the surviving entity of such transaction shall be a Tensar Party and (B) a Domestic Subsidiary, the surviving entity of such transaction shall be a Domestic Subsidiary), (y) Permitted Acquisitions by Holdings or any of its Subsidiaries (otherwise permitted by Section 1.04(h) of this Schedule 4), and (z) the sale, lease, sub-lease, license, sub-license or other disposition of any part of its business, assets or property (except any Equity Interests of Tensar Holdings) so long as (i) such sale, lease, sub-lease, license, sub-license or other disposition is for consideration at least 80% of which is cash (and no portion of the remaining consideration shall be in the form of Financing Obligations of Holdings or any of its Subsidiaries), (ii) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased, licensed or disposed of and (iii) the fair market value of all assets sold, transferred, leased, licensed or disposed of pursuant to this clause (z) shall not exceed $40,000,000 in the aggregate.”
          (x) Section 1.06(a) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
(a) Declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment (including pursuant to any Synthetic Purchase Agreement), or incur any obligation (contingent or otherwise) to do so; provided, however, that (i) any wholly-owned Subsidiary of Holdings may declare and pay dividends or make other distributions to its equity holders, (ii) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, Holdings may make distributions to Tensar Holdings so that Tensar Holdings may, repurchase its Equity Interests owned by employees of Tensar Holdings or the Subsidiaries or make payments to employees of Tensar Holdings or the Subsidiaries upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to management incentive plans or in connection with the death or disability of such employees in an aggregate amount not to exceed $2,000,000 in any fiscal year and (iii) Holdings may make Restricted Payments to Tensar Holdings (x) in an amount not to exceed, when taken together with the aggregate amount of all loans or advances made pursuant to Section 1.04(1) of this Schedule 4 for such purpose, $350,000 in any fiscal year to the extent necessary to pay general corporate and overhead expenses incurred by Tensar Holdings in the ordinary course of business and (y) in an amount necessary to pay the Tax liabilities of Tensar Holdings directly attributable to (or arising as a result of) the operations of Holdings and its Subsidiaries; provided that (A) the amount of such dividends pursuant to clause (iii)(y) shall not exceed the amount that Holdings and its Subsidiaries would be required to pay in respect of United States Federal, State and local Taxes were Holdings and its Subsidiaries to pay such Taxes as stand-alone taxpayers and (B) all Restricted Payments made to Tensar Holdings pursuant to clause (iii) shall be used by Tensar Holdings for the purpose specified herein within 20 days of the receipt thereof.
          (y) Section 1.07 of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“Except for transactions by or among Tensar Parties and except as set forth on Annex 7 to this Schedule 4, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that (a) Tensar Holdings and any of its Subsidiaries may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to Tensar Holdings or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) Restricted Payments may be made to the extent provided in Section 1.06 of this Section 4 and (c) if no Default or Event of Default has occurred and is continuing, Holdings may pay to the Sponsor or its Affiliates (i) an annual management fee in an amount not to exceed $1,000,000 per year and (ii) deferred merger and acquisition fees earned in connection with the Acquisition, in an amount not to exceed $5,775,000 in the aggregate.”
          (z) Section 1.08(a)(ii) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(ii) with respect to Holdings, engage in any business activities, other than the business conducted by it as of the date hereof, or have any assets or liabilities other than its ownership of the Equity Interest in Tensar International, Tensar Polytechnologies, Inc., Geopier Foundation Company, Inc., Geotechnical Reinforcement Company, Inc., North American Green, Inc. and liabilities incidental thereto, including its liabilities pursuant to the Lease/Purchase Facilities Documents and the Second Lien Commodities Purchase Facility Documents and liabilities consisting of administrative expenses of Tensar International and its Subsidiaries.”
          (aa) Section 1.08(b) of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“(b) With respect to the Subsidiaries of Holdings, engage at any time in any business or business activity other than the business conducted by it as of the date hereof and business activities reasonably incidental thereto. Except as permitted under this Agreement, no Tensar Party shall (i) make any changes in any of its business objective, purposes or operations that could reasonably be expected to have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described in Annex 8 to this Schedule 4 (other than as permitted or contemplated by Section 1.08(a)(i) of this Schedule 4) including the issuance or sale of any shares of Equity Interests, warrants or other securities convertible into Equity Interests or any revision of the terms of its outstanding Equity Interests (other than the issuance or sale of Equity Interest in connection with intercompany Investments otherwise permitted under Section 1.04 of this Schedule 4); or (iii) amend its charter or bylaws in a manner that would adversely affect TCO or such Tensar Party’s duty or ability to pay the Obligations.”
          (bb) Section 1.08(c) of Schedule 4 of the Commodities Purchase Agreement t is hereby amended and restated as follows:
“(c) Enter into any Hedging Agreement other than (a) any such agreement or arrangement entered into in the ordinary course of business and consistent with prudent business practice to hedge or mitigate risks to which Tensar Holdings or any of its Subsidiaries is exposed in the conduct of its business or the management of its liabilities or (b) any such agreement entered into to hedge against fluctuations in interest rates or currency incurred in the ordinary course of business and consistent with prudent business practice; provided that in each case such agreements or arrangements shall not have been entered into for speculative purposes.”

          (cc) The first sentence of Section 1.10 of Schedule 4 of the Commodities Purchase Agreement is hereby amended and restated as follows:
“Permit the aggregate amount of Capital Expenditures made by Tensar Holdings and its Subsidiaries in any period set forth below to exceed the amount set forth below for such period:”
     3. Amendments to Luxco Commodities Purchase Facilities Documents. Subject to the satisfaction of the conditions set forth in Section 5 hereof:
          (a) Schedule 1 of the Lease Agreement is hereby amended to add the following new defined term in appropriate alphabetical order:
“Tensar International” shall mean Tensar International Corporation, a Delaware corporation.
          (b) The definition of “Asset Sale” set forth in Schedule 1 to the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“Asset Sale” shall mean the sale, lease, sub-lease, license, sub-license, sale and leaseback, assignment, conveyance, transfer, issuance or other disposition (by way of merger, casualty, condemnation or otherwise) by (x) any Tensar Party (other than Luxco and its subsidiaries) or any Subsidiaries (other than Luxco and its subsidiaries) to any person (other than Tensar or any US Guarantor) or (y) Luxco or any of its subsidiaries to any person (other than Tensar Holdings, Tensar or any subsidiary of Tensar Holdings which is a Guarantor) of (a) any Equity Interests of any of the Subsidiaries or (b) any other assets of any Tensar Party or any of the Subsidiaries, including Equity Interests of any person that is not a Subsidiary; provided that any asset sale or series of related asset sales described in clause (b) above having a value not in excess of $250,000 shall be deemed not to be an “Asset Sale” for purposes of this Agreement.
          (c) The definition of “Change in Control” set forth on Schedule 1 of the Luxco Commodities Purchase Agreement is hereby amended to amend and restate clause (d) therein as follows:
(d) Tensar Holdings shall at any time fail to own directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Holdings, Holdings shall fail to own directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Tensar, or Tensar Holdings shall fail to own, directly or indirectly, beneficially and of record, 100% of each class of issued and outstanding Equity Interests in Luxco, in each case, free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement or by the Second Lien Commodities Purchase Facility Documents);
          (d) The definition of “Consolidated Fixed Charges” set forth on Schedule 1 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“Consolidated Fixed Charges” shall mean, for any period, without duplication, the sum of (a) Consolidated Financing Expense for such period paid in cash, (b) the aggregate amount of scheduled Acquisition Cost payments in respect of the Leased Assets or scheduled payments (whether or not made) during such period to reduce the unpaid stated amount in respect of long term Financing Obligations (including Purchase Price obligations under the Luxco Commodities Purchase Facility (to the extent the Purchase Price for any Transaction is less than the Purchase Price for the immediately preceding Transaction), Capital Lease Obligations and Synthetic Lease Obligations, but excluding payments applied to Purchase Price under the Commodities Purchase Facility) of Tensar Holdings and its Subsidiaries, (c) Capital Expenditures for such period, less Capital Expenditures incurred in connection with the new BX geogrid manufacturing line in Morrow, Georgia, and (d) the aggregate amount of Taxes paid in cash (net of refunds received with respect to such Taxes) payable by Holdings and its Subsidiaries during such period in accordance with Section 1.06(iii)(y) of Schedule 4.
          (e) The definition of “Consolidated Net Income” set forth on Schedule 1 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“Consolidated Net Income” shall mean, for any period, the net income or loss of Tensar Holdings and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Subsidiary of Tensar Holdings to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not at the time permitted by operation of the terms of any agreement, instrument, or Requirement of Law applicable to such Subsidiary, (b) the income or loss of any person accrued prior to the date it becomes a Subsidiary of Tensar Holdings or is merged into or consolidated with Tensar Holdings or any of its Subsidiaries or the date that such person’s assets are acquired by Tensar Holdings or any of its Subsidiaries, (c) the income of any person (other than a Subsidiary of Tensar Holdings) in which any other person (other than Tensar Holdings or a wholly owned Subsidiary of Tensar Holdings or any director holding qualifying shares in accordance with applicable law) has an interest, except to the extent of the amount of dividends or other distributions actually paid to Tensar Holdings or a wholly owned Subsidiary thereof by such person during such period, (d) any gains attributable to sales of assets out of the ordinary course of business and (e) the Consolidated Net Income of the Merex Companies.
          (f) The definition of “Excess Cash Flow” set forth on Schedule 1 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“Excess Cash Flow” shall mean, for any fiscal year of Tensar Holdings, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year and (ii) the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year over (b) the sum, without duplication, of (i) the amount of any Taxes payable (net of refunds received with respect to such Taxes in such fiscal year) in cash by Holdings and its Subsidiaries with respect to such fiscal year, (ii) Consolidated Financing Expense for such fiscal year payable in cash, (iii) Capital Expenditures made in cash in accordance with Section 1.10 of Schedule 4 during such fiscal year, except to the extent financed with the proceeds of Financing Obligations, equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA, (iv) permanent repayments of Financing Obligations (other than mandatory prepayments of Acquisition Cost pursuant to the terms of the Put Option Letter or mandatory prepayments of Purchase Price pursuant to Section 3.6) permitted hereunder made by any Subsidiary during such fiscal year, but only to the extent that such prepayments by their terms cannot be redrawn and do not occur in connection with a refinancing of all or any portion of such Financing Obligations and (v) the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year.
          (g) The definition of “Luxco Security Documents” set forth on Schedule 1 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“shall mean the share pledge over Luxco’s shares executed by Tensar International in favor of TCO, the Luxco Intercompany Notes Pledge Agreement and each of the other security agreements, pledges, mortgages, consents and other instruments and documents with respect to collateral located in the Grand Duchy of Luxembourg, executed and delivered pursuant to any of the foregoing or pursuant to Section 1.09 or 1.10 of Schedule 3.”
          (h) The definition of “Material Obligations” set forth on Schedule 1 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(i) all Financing Obligations of the Tensar Parties with respect to any Lease Document, any US Commodities Purchase Facility Documents, any Second Lien Commodities Purchase Facility Document or any Tensar Holdings Commodities Purchase Facility Document”.
          (i) The definition of “Permitted Acquisition” set forth on Schedule 1 of the Luxco Commodities Purchase Agreement is hereby amended by (i) replacing the phrase “Tensar or any of its Subsidiaries” in first line thereof with the phrase “any Subsidiary of Holdings” and (ii) inserting the word “Holdings” immediately after the word “Tensar” in clause (ii) (B) and clause (iv) of the proviso therein.
          (j) Section 1.08 of Schedule 2 of the Luxco Commodities Purchase Agreement is hereby amended to amend and restate the last sentence therein as follows:
“Holdings is a wholly owned subsidiary of Tensar Holdings and Tensar is an indirect wholly owned subsidiary of Holdings.”

          (k) Section 1.01(c) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(c) unsecured intercompany Financing Obligations (i) of Tensar Holdings and its Subsidiaries to the extent permitted by Section 1.04(a) of this Schedule 4 and (ii) of Tensar Holdings and its Subsidiaries to the extent permitted by Section 1.04(1) of this Schedule 4, so long, in each case, as such Financing Obligations are subordinated to the Obligations pursuant to the Affiliate Subordination Agreement or such other subordination agreement as is reasonably acceptable to TCO and any interest of Luxco or any Guarantor thereunder is pledged to TCO pursuant to the Security Documents;”
          (l) Section 1.01(f) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(f) Financing Obligations of any person that becomes a Subsidiary of Tensar Holdings after the date hereof; provided that (i) such Financing Obligations exist at the time such person becomes a Subsidiary and is not created in contemplation of or in connection with such person becoming a Subsidiary, (ii) immediately before and after such person becomes a Subsidiary, no Default or Event of Default shall have occurred and be continuing and (iii) the aggregate principal amount of Financing Obligations permitted by this Section 1.01(f) shall not exceed $4,000,000 at any time outstanding;”
          (m) Section 1.02(a) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(a) Liens on property or assets of Tensar Holdings and its Subsidiaries existing on the date hereof and set forth in Annex 2 of this Schedule 4; provided that such Liens shall secure only those obligations which they secure on the date hereof and refinancings, extensions, renewals and replacements thereof permitted hereunder;”
          (n) Section 1.02(c) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:

“(c) any Lien securing Financing Obligations permitted by Section 1.01(f) of this Schedule 4 existing on any property or asset prior to the acquisition thereof by Tensar Holdings or any Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien does not apply to any other property or assets of Tensar Holdings or any of the Subsidiaries and (iii) in the case of Mortgaged Property, such Lien does not (A) materially interfere with the use, occupancy and operation of any Mortgaged Property, (B) materially reduce the fair market value of such Mortgaged Property but for such Lien or (C) result in any material increase in the cost of operating, occupying or owning or leasing such Mortgaged Property;”
          (o) Section 1.02(h) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Tensar Holdings or any of its Subsidiaries or the ability of any of Tensar Holdings or any of its Subsidiaries to utilize such property for its intended purpose;”
          (p) Section 1.02(i) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(i) Liens securing Financing Obligations, in an amount not to exceed $4,000,000 at any time outstanding, incurred to finance the acquisition (or construction) of fixed or capital assets by Tensar Holdings or any of its Subsidiaries; provided that (i) such security interests are incurred, and the Financing Obligations secured thereby is created, within 90 days after such acquisition (or construction), (ii) such Liens do not at any time encumber any property other than the property financed by such Financing Obligations and (iii) the amount of Financing Obligations secured thereby is not increased;”

          (q) Section 1.02(k) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(k) any interest or title of a lessor or sublessor under any lease entered into by Tensar Holdings or any of its Subsidiaries in the ordinary course of business and covering only the assets so leased;”
          (r) Section 1.04(a) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(a) (i) Investments by Tensar Holdings, Holdings, Tensar International, Tensar and the Subsidiaries existing on the date hereof in the Equity Interests of Holdings, Tensar International, Tensar and the Subsidiaries and (ii) additional Investments by Tensar Holdings, Holdings, Tensar and the Subsidiaries in the Equity Interests of Holdings and its Subsidiaries; provided that (A) any such Equity Interests held by a Tensar Party shall be pledged pursuant to the Guarantee and Collateral Agreement or a Foreign Pledge Agreement, (B) the aggregate amount of Investments by Tensar Parties (other than Luxco and its subsidiaries) in Subsidiaries of Holdings that are not US Guarantors shall not exceed $14,000,000, at any time outstanding; provided that the aggregate amount of Investments in Subsidiaries of Holdings other than Luxco or the Luxco Subsidiary Guarantors shall not exceed $4,000,000, at any time outstanding and (C) if such Investment shall be in the form of a loan or advance, such loan or advance shall be unsecured and subordinated to the Obligations pursuant to an Affiliate Subordination Agreement and, if such loan or advance shall be made by a Tensar Party, it shall be evidenced by a promissory note pledged to TCO pursuant to the Security Documents;”
          (s) Section 1.04(l)(i) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(i) to Tensar Holdings to the extent that Holdings may pay dividends to Tensar Holdings pursuant to Section 1.06 of this Schedule 4 (and in lieu of paying such dividends) and”

          (t) Section 1.04(m) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(m) in addition to Investments permitted by clauses (a) through (1) above, additional Investments by Holdings and its Subsidiaries so long as the aggregate amount invested, loaned or advanced pursuant to this clause (m) (determined without regard to any write-downs or write-offs of such investments, loans and advances) does not exceed $4,000,000 in the aggregate.”
          (u) Section 1.05(a) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(a) the sale by Tensar Holdings and its Subsidiaries of inventory in the ordinary course of business;”
          (v) Section 1.05(b) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(b) the sale or discount by Tensar Holdings or any of its Subsidiaries in each case without recourse and in the ordinary course of business of overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing transaction);”
          (w) Section 1.05(g) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(g) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing, (w) the merger or consolidation of any wholly owned Subsidiary into or with Holdings in a transaction in which Holdings is the surviving corporation, (x) the merger or consolidation of any wholly owned Subsidiary into or with any other wholly owned Subsidiary of Holdings in a transaction in which the surviving entity is a wholly owned Subsidiary of Holdings and no person other than Holdings or a wholly owned Subsidiary receives any consideration (provided that if any party to any such transaction is (A) a Tensar Party, the surviving entity of such transaction shall be a Tensar

Party and (B) a Domestic Subsidiary, the surviving entity of such transaction shall be a Domestic Subsidiary), (y) Permitted Acquisitions by Holdings or any of its Subsidiaries (otherwise permitted by Section 1.04(h) of this Schedule 4), and (z) the sale, lease, sub-lease, license, sub-license or other disposition of any part of its business, assets or property (except any Equity Interests of Holdings, Luxco or Tensar (UK) so long as (i) such sale, lease, sub-lease, license, sub-license or other disposition is for consideration at least 80% of which is cash (and no portion of the remaining consideration shall be in the form of Financing Obligations of Holdings or any of its Subsidiaries), (ii) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased, licensed or disposed of and (iii) the fair market value of all assets sold, transferred, leased, licensed or disposed of pursuant to this clause (z) shall not exceed $40,000,000 in the aggregate.”
          (x) Section 1.06(a) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
(a) Declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment (including pursuant to any Synthetic Purchase Agreement), or incur any obligation (contingent or otherwise) to do so; provided, however, that (i) any wholly-owned Subsidiary of Holdings may declare and pay dividends or make other distributions to its equity holders, (ii) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, Holdings may make distributions to Tensar Holdings so that Tensar Holdings may, repurchase its Equity Interests owned by employees of Tensar Holdings or the Subsidiaries or make payments to employees of Tensar Holdings or the Subsidiaries upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to management incentive plans or in connection with the death or disability of such employees in an aggregate amount not to exceed $2,000,000 in any fiscal year and (iii) Holdings may make Restricted Payments to Tensar Holdings (x) in an amount not to exceed, when taken together with the aggregate amount of all loans or advances made pursuant to Section 1.04(1) of this Schedule 4 for such purpose, $350,000 in any fiscal year to the extent necessary to pay general corporate and overhead expenses incurred by Tensar Holdings in the ordinary course of business and (y) in an amount necessary to pay the Tax liabilities of Tensar Holdings directly attributable to (or arising as a result of) the operations of Holdings and its Subsidiaries; provided that (A) the amount of such dividends pursuant to clause (iii)(y) shall not exceed the amount that Holdings and its Subsidiaries would be required to pay in respect of United States Federal, State and local Taxes were Holdings and its Subsidiaries to pay such Taxes as stand-alone taxpayers and (B) all Restricted Payments made to Tensar Holdings pursuant to clause (iii) shall be used by Tensar Holdings for the purpose specified herein within 20 days of the receipt thereof.
          (y) Section 1.07 of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“Except for transactions by or among Tensar Parties and except as set forth on Annex 7 to this Schedule 4, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that (a) Tensar Holdings and any of its Subsidiaries may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to Tensar Holdings or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) Restricted Payments may be made to the extent provided in Section 1.06 of this Section 4 and (c) if no Default or Event of Default has occurred and is continuing, Holdings may pay to the Sponsor or its Affiliates (i) an annual management fee in an amount not to exceed $1,000,000 per year and (ii) deferred merger and acquisition fees earned in connection with the Original Acquisition, in an amount not to exceed $5,775,000 in the aggregate.”
          (z) Section 1.08(a)(ii) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:

“(ii) with respect to Holdings, engage in any business activities, other than the business conducted by it as of the date hereof, or have any assets or liabilities other than its ownership of the Equity Interest in Tensar International, Tensar Polytechnologies, Inc., Geopier Foundation Company, Inc., Geotechnical Reinforcement Company, Inc., North American Green, Inc. and liabilities incidental thereto, including its liabilities pursuant to the Lease/Purchase Facilities Documents and the Second Lien Commodities Purchase Facility Documents and liabilities consisting of administrative expenses of Tensar International and its Subsidiaries.”
          (aa) Section 1.08(b) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(b) With respect to the Subsidiaries of Holdings, engage at any time in any business or business activity other than the business conducted by it as of the date hereof and business activities reasonably incidental thereto. Except as permitted under this Agreement, no Tensar Party shall (i) make any changes in any of its business objective, purposes or operations that could reasonably be expected to have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described in Annex 8 to this Schedule 4 (other than as permitted or contemplated by Section 1.08(a)(i) of this Schedule 4) including the issuance or sale of any shares of Equity Interests, warrants or other securities convertible into Equity Interests or any revision of the terms of its outstanding Equity Interests (other than the issuance or sale of Equity Interest in connection with intercompany Investments otherwise permitted under Section 1.04 of this Schedule 4); or (iii) amend its charter or bylaws in a manner that would adversely affect TCO or such Tensar Party’s duty or ability to pay the Obligations.”
          (bb) Section 1.08(c) of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(c) Enter into any Hedging Agreement other than (a) any such agreement or arrangement entered into in the ordinary course of business and consistent with prudent business practice to hedge or mitigate risks to which Tensar Holdings or any of its Subsidiaries is exposed in the conduct of its business or the management of its liabilities or (b) any such agreement entered into to hedge against fluctuations in interest rates or currency incurred in the ordinary course of business and consistent with prudent business practice; provided that in each case such agreements or arrangements shall not have been entered into for speculative purposes.”
          (cc) The first sentence of Section 1.10 of Schedule 4 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“Permit the aggregate amount of Capital Expenditures made by Tensar Holdings and its Subsidiaries in any period set forth below to exceed the amount set forth below for such period:”
          (dd) Section (h)(iii) of Schedule 5 of the Luxco Commodities Purchase Agreement is hereby amended and restated as follows:
“(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Tensar Holdings, Holdings, Tensar, Luxco or any Material Subsidiary or for a substantial part of the property or assets of Tensar Holdings, Holdings, Tensar, Luxco or any Material Subsidiary,”
     4. Amendments to Guarantee and Collateral Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof:
          (a) Section 1.1 of the Guarantee and Collateral Agreement is hereby amended to add the following defined term in appropriate alphabetical order:
“Tensar International” shall mean Tensar International Corporation, a Delaware corporation.
          (b) The definition of “Holdings” set forth in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended and restated as follows:
“Holdings” shall mean Tensar Corporation, a Delaware corporation.
          (c) The definition of “Tensar” set forth in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended and restated as follows:

“Tensar” shall mean Tensar Corporation LLC, a Georgia limited liability company.
          (d) The schedules to the Guarantee and Collateral Agreement are hereby amended or amended and restated as set forth in
Section 6(c).
     5. Conditions to Effectiveness. The effectiveness of the amendments contained in this Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the “Amendment Effective Date”):
          (a) the Administrative Agent and TCO shall have each received counterparts of this Amendment signed by each of Tensar, TCO, Luxco, the Tensar Parties listed on the signature pages hereto and the Administrative Agent;
          (b) each of the representations and warranties in Section 6 below shall be true and correct in all material respects on and as of the Amendment Effective Date;
          (c) the Administrative Agent, TCO, AIA and Arcapita shall have each received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) that are then due and payable and reimbursable under the Lease/Purchase Facilities Documents and/or the Luxco Commodities Purchase Facility Documents and for which invoices have been presented; and
          (d) the Administrative Agent and TCO shall have received (i) an Assumption Agreement duly executed and delivered by Tensar International, (ii) organizational documents of Tensar International, certified by the Secretary of State of the State of Delaware, (iii) revised share certificates of each of the Tensar Parties, to the extent necessary in connection with the reorganization, (iv) a legal opinion of King & Spalding LLP, (v) corporate resolutions of each of the Tensar Parties party hereto authorizing the reorganization and confirming corporate benefit in connection therewith and (vi) such other documents, instruments and opinions as reasonably requested by, and in form and substance reasonably satisfactory to, the Administrative Agent.
     6. Representations and Warranties. Each of Tensar Holdings and Tensar represents and warrants to the Administrative Agent and TCO as follows:
          (a) Authority. Each Tensar Party party hereto has the corporate or other organizational power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under each of the Lease/Purchase Facilities Documents or Luxco Commodities Purchase Facility Documents , as applicable, amended hereby (as amended hereby). The execution, delivery and performance by each Tensar Party party hereto of this Amendment and each of the Lease/Purchase Facilities Documents and/or Luxco Commodities Purchase Facility Documents (as amended hereby) and the consummation by Tensar Holdings and Tensar of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or other organizational action of such Person. No material consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, or any of the Lease/Purchase Facilities Documents or Luxco Commodities Purchase Facility Documents (as amended hereby), except such as have been made or obtained and are in full force and effect.
          (b) Enforceability. This Amendment has been duly executed and delivered on behalf of each Tensar Party that is party hereto. Assuming the conditions precedent in Section 5 of this Amendment have been satisfied, this Amendment and each of the Lease/Purchase Facilities Documents and the Luxco Commodities Purchase Facility Documents (as amended hereby) (i) constitutes a legal, valid and binding obligation of each Tensar Party that is a party hereto or thereto, as applicable, enforceable against such Tensar Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution or delivery of this Amendment by Tensar or any of the Guarantors, as applicable, nor the performance by Tensar or the Guarantors of their respective obligations under this Amendment or any of the Lease/Purchase Facilities Documents or Luxco Commodities Purchase Facility Documents (as amended hereby), will adversely affect the validity, perfection or priority of TCO’s Lien (for the ratable benefit of Secured Parties) on any of the Collateral or its ability to realize thereon.
          (c) Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Lease/Purchase Facilities Documents and the Luxco Commodities Purchase Facility Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof; provided that (i) Schedule 4.3 to the Guarantee and Collateral Agreement is hereby amended to include the information set forth on Annex A; (ii) Schedule 4.4 to the Guarantee and Collateral Agreement is hereby amended and restated to include the information set forth on Annex B; (iii) Schedule 4.5(a) to the Guarantee and Collateral Agreement is hereby amended and restated to include the information set forth on Annex C; (iv) Schedule 4.7(a) to the Guarantee and Collateral Agreement is hereby amended and restated to include the information set forth on Annex D; (v) Schedule 4.7(b) to the Guarantee and Collateral Agreement is hereby amended and restated to include the information set forth on Annex E; (vi) Schedule 4.9(a) to the Guarantee and Collateral Agreement is hereby amended and restated to include the information set forth on Annex F; (vii) Schedule 4.9(c) to the Guarantee and Collateral Agreement is hereby amended and restated to include the information set forth on Annex G; (ix) Schedule 4.10 to the Guarantee and Collateral Agreement is hereby amended and restated to include the information set forth on Annex H; (x) Schedule 4.11 to the Guarantee and Collateral Agreement is hereby amended and restated to include the information set forth on Annex I; (xi) Schedule 4.12(a) to the Guarantee and Collateral Agreement is hereby amended and restated to include the information set forth on Annex J; (xii) Schedule 4.12(b) to the Guarantee and Collateral Agreement is hereby amended and restated to include the information set forth on Annex K; and (xiii) Schedule 8.2 to the Guarantee and Collateral Agreement is hereby amended and restated to include the information set forth on Annex L.
          (d) No Conflicts. Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated hereby, nor the performance of and compliance with the terms and provisions hereof, thereof or of the Lease/Purchase Facilities Documents or the Luxco Commodities Purchase Facility Documents (as amended hereby) by any Tensar Party will, at the time of such performance, (i) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of any Tensar Party or any Subsidiary, (y) any order of any Governmental Authority or arbitrator or (z) any provision of any indenture, agreement or other instrument to which any Tensar Party or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Tensar Party or any Subsidiary (other than Liens created under the Lease/Purchase Facility Documents, the Luxco Commodities Purchase Facility Documents and the Second Lien Commodities Purchase Facility Documents).
          (e) No Default. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.
     7. Reference to and Effect on the Lease/Purchase Facilities Documents.
          (a) Upon and after the effectiveness of this Amendment, each reference in any Lease/Purchase Facilities Document to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such Lease/Purchase Facility Document, and each reference in the other Lease/Purchase Facilities Documents to any Lease/Purchase Facility Document amended hereby (or “thereunder”, “thereof” or words of like import referring to such Lease/Purchase Facilities Document), shall mean and be a reference to such Lease/Purchase Facilities Document as amended hereby. This Amendment is a Lease/Purchase Facilities Document.
          (b) Upon and after the effectiveness of this Amendment, each reference in any Luxco Commodities Purchase Facility Document to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such Luxco Commodities Purchase Facility Document, and each reference in the other Luxco Commodities Purchase Facility Documents to any Luxco Commodities Purchase Facility Document amended hereby (or “thereunder”, “thereof” or words of like import referring to such Luxco Commodities Purchase Facility Documents), shall mean and be a reference to such Luxco Commodities Purchase Facility Document as amended hereby. This Amendment is a Luxco Commodities Purchase Facility Document.
          (c) Except as specifically amended by this Amendment, the Lease/Purchase Facilities Documents and the Luxco Commodities Purchase Facility Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Financing Obligations under and as defined therein, in each case as modified hereby.
          (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Lease/Purchase Facilities Documents or any of the Luxco Commodities Purchase

Facility Documents, or, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Lease/Purchase Facilities Documents or any of the Luxco Commodities Purchase Facility Documents.
     8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment, as the case may be.
     9. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
     11. Reaffirmation.
          (a) Each Tensar Party party hereto hereby reaffirms and admits the validity and enforceability of the Lease/Purchase Facilities Documents and the Luxco Commodities Purchase Facility Documents, all of such Tensar Party’s obligations thereunder and all Liens and security interests created thereunder, as applicable, and agrees and admits that such Liens secure the Obligations or the Luxco Murabaha Obligations, as applicable, (as defined in the Guarantee and Collateral Agreement including the additional Obligations or Luxco Murabaha Obligations, as applicable, added in connection with the this Amendment) and as of the date hereof, it has no defenses to, or offsets or counterclaim against, any of its Obligations or Luxco Murabaha Obligations, as applicable, to, or the Liens and security interests created in favor of, the Administrative Agent or any other Secured Party under the Lease/Purchase Facility Documents or the Luxco Commodities Purchase Facility Documents of any kind whatsoever.
          (b) Each Tensar Party hereto which is a Guarantor of the Financing Obligations of Tensar under the Lease/Purchase Facilities Documents hereby (i) consents to the foregoing amendments, and (ii) acknowledges and agrees that notwithstanding the execution and delivery of this Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Financing Obligations (including, without limitation, the Financing Obligations after giving effect to this Amendment) continue in full force and effect.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:	/s/ Bill O’Daly
	Name:	BILL O’DALY
	Title:	DIRECTOR

By:	/s/ Mikhail Faybusovich
	Name:	MIKHAIL FAYBUSOVICH
	Title:	ASSOCIATE

     [1ST AMENDMENT TO LUXCO MURABAHA/
3RD AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS]

TCO FUNDING CORP.
By:	/s/ John M. DeMilt
	Name:	John M. DeMilt
	Title:	Vice President

TENSAR CORPORATION (f/k/a Tensar Holdings, Inc.)
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	President and CEO

TENSAR CORPORATION, LLC (f/k/a The Tensar Corporation, LLC) By: TENSAR INTERNATIONAL CORPORATION, its sole member
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	Chief Executive Officer

[1ST AMENDMENT TO LUXCO MURABAHA/
3RD AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS]

TENSAR HOLDINGS CORPORATION (f/k/a The Tensar Corporation)
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	President and CEO

TENSAR INTERNATIONAL CORPORATION (f/k/a Tensar Earth Technologies, Inc.)
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	Chief Executive Officer

TENSAR POLYTECHNOLOGIES, INC.
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	President

GEOPIER FOUNDATION COMPANY, INC.
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	Chief Executive Officer

GEOTECHNICAL REINFORCEMENT COMPANY, INC.
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	President

[1ST AMENDMENT TO LUXCO MURABAHA/
3RD AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS]

NORTH AMERICAN GREEN, INC.
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	Chief Executive Officer

TTC HOLDINGS, S.A.R.L.
By:	/s/ Robert F. Briggs
	Name:	Robert F. Briggs
	Title:	Director

TENSAR INTERNATIONAL CORPORATION
By:	/s/ Philip D. Egan
	Name:	Philip D. Egan
	Title:	Chief Executive Officer

[1ST AMENDMENT TO LUXCO MURABAHA/
3RD AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS]